Information Regarding Joint Filers

Designated Filer of Amendment to Form 4: WEM-Brynmawr Associates LLC

Date of Earliest Transaction Required to be Reported: June 9, 2004

Issuer Name and Ticker Symbol: The Newkirk Master Limited Partnership (No Ticker Symbol)

Joint Filer Names and addresses:

Newkirk NL Holdings LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114
Newkirk RE Holdings LLC, 7 Bulfinch Place, Suite 500, Boston, MA 02114
Michael L. Ashner, 100 Jericho Quadrangle, Jericho, New York 11753
Apollo Real Estate Investment Fund III, L.P., Two Manhattanville Road, Purchase, New York 10577
Apollo Real Estate Advisors III, L.P., Two Manhattanville Road, Purchase, New York 10577
Apollo Real Estate Management III, L.P., Two Manhattanville Road, Purchase, New York 10577

Signatures:

/s/ Michael L. Ashner
---------------------
 Michael L. Ashner

Newkirk NL Holdings LLC

By: Newkirk Manager (NV) Corp.
    Manager

         By  /s/ Michael L. Ashner
             ---------------------
             Michael L. Ashner
             Chief Executive Officer

Newkirk RE Holdings LLC

By: Newkirk Manager (NV) Corp.
    Manager

         By  /s/ Michael L. Ashner
             ---------------------
             Michael L. Ashner
             Chief Executive Officer

Apollo Real Estate Investment Fund III, L.P.


By: Apollo Real Estate Advisors III, L.P., its general partner

         By: Apollo Real Estate Capital Advisors III, Inc.,
             its general partner


                 By  /s/ Michael D. Weiner
                     ---------------------
                     Michael D. Weiner
                     Vice President

Apollo Real Estate Advisors III, L.P.


By: Apollo Real Estate Capital Advisors III, Inc., its general partner


         By  /s/ Michael D. Weiner
             ---------------------
             Michael D. Weiner
             Vice President

Apollo Real Estate Management III, L.P.

By: Apollo Real Estate Management III, Inc., its general partner

         By /s/ Michael D. Weiner
            ---------------------
            Michael D. Weiner
            Vice President